FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                         March 27, 2000






                 Toyota Auto Lease Trust 1997-A
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


   CALIFORNIA            333-26717           33-0755530
(State or Other      (Commission File      (I.R.S. Employer
 Jurisdiction              Number)        Identification No.)
of Incorporation)

               c/o Toyota Motor Credit Corporation
                   19001 South Western Avenue
                   Torrance, California 90509
-----------------------------------------------------------------
            (Address of principal executive offices)

                         (310) 787-1310
      (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

          On March 27, 2000, Toyota Motor Credit Corporation ("TMCC"), in its capacity as servicer of the Toyota Auto Lease Trust 1997-A, arranged an analyst conference call on which it discussed Moody's Investor Services, Inc.'s recent announcement that it had placed several classes of Toyota Auto Lease Trust's lease securitizations under review for possible downgrade.

          A transcript of the conference call is attached hereto as exhibit 20.



ITEM 7.  FINANCIAL STATEMENTS,  PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     20   Transcript of conference call.

[PAGE>

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                         TOYOTA AUTO LEASE TRUST 1997-A

                         BY:  TOYOTA MOTOR CREDIT CORPORATION, AS
SERVICER



                         By: /s/ George E. Borst
                            ----------------------------------
                            Name:   George E. Borst
                            Title:  Senior Vice President and
                                    General Manager

March 27, 2000

                         EXHIBIT INDEX


Exhibit No.                Description of Exhibit
-----------                ----------------------

20                         Transcript of conference call